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                                                     EXHIBIT 23.1



               CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (File Numbers 333-43662, 333-40388 and 333-94607) and on Forms S-8 (File Numbers 333-78385 and 333-78387) of Fortel Inc. of our report dated January 8, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California

January 10, 2001



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